                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2001

                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as a part of this current report on Form 8-K.

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

         On October 18, 2001, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter and nine months ended September 30, 2001. The press release is included in this report as exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)



                                 By: /s/ D. Bryan Jordan

                                      D. Bryan Jordan
                                      Executive Vice President and Comptroller

Date: October 18, 2001



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                                INDEX TO EXHIBITS

Sequential
 Exhibit                                                           Page No.
----------                                                        ----------
    99.1       Press release dated October 18, 2001.


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